UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 7, 2023

Athersys, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33876	20-4864095
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3201 Carnegie Avenue,	Cleveland,	Ohio	44115-2634
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (216) 431-9900
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATHX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.
Athersys, Inc., a Delaware corporation (the “Company”), continues to enroll patients in its MASTERS-2 trial, the Company’s pivotal Phase 3 trial evaluating MultiStem for the treatment of adults who have suffered an acute ischemic stroke. As of August 7, 2023, the Company has surpassed 2/3 patient enrollment in this 300-patient trial.
As previously announced in March 2023, the Company held a Type B Meeting with the U.S. Food & Drug Administration (the “FDA”) and received approval on recommended protocol changes to the trial, including changing the Primary Endpoint to mRS Shift Analysis at Day 365 and adding an unblinded interim analysis for the purpose of study size adjustment. More than 60% of active clinical sites have implemented the FDA approved trial modifications and the Company expects the remaining clinical sites to be complete by the end of August 2023. In addition, the Company plans to conduct the unblinded interim analysis in the next few weeks and anticipates the results will be available to share in early October 2023. In addition to approving the request for an interim analysis, the FDA is allowing the Company the opportunity to perform a subset analysis.
Forward-Looking Statements
This Current Report on Form 8-K (this “Form 8-K”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These forward-looking statements relate to, among other things, the timing and nature of results of clinical trials involving our MultiStem product candidate. We have attempted to identify forward-looking statements by using such words as “plans,” “anticipates,” “expects,” “will,” or other similar expressions. These forward-looking statements are only predictions, are largely based on the Company’s current expectations and are subject to a number of risks and uncertainties. The following risks and uncertainties may cause the Company’s actual results, levels of activity, performance, or achievements to differ materially from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements: the possibility of unfavorable results from ongoing clinical trials involving MultiStem; the risk that positive results in a clinical trial may not be replicated in subsequent or confirmatory trials or success in an early stage clinical trial may not be predictive of results in later stage or large scale clinical trials; the timing and nature of results from the Healios TREASURE clinical trial in Japan evaluating the MultiStem treatment in stroke, including the timing of the release of data by Healios from its clinical trials, which could be delayed by, among other things, the regulatory process with the Pharmaceuticals and Medical Devices Agency (PMDA) in Japan; and the risks mentioned elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 under Item 1A, “Risk Factors” and the Company’s other filings with the U.S. Securities and Exchange Commission. The forward-looking statements contained in this Form 8-K, speak only as of the date the statements were made, and the Company does not undertake any obligation to update forward-looking statements, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 8, 2023

ATHERSYS, INC.

By:	/s/ Daniel Camardo
Name: Daniel Camardo Title: Chief Executive Officer